                                                                      Exhibit 99

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-H $580,025,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2 and 2-A-3 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America.

August 16, 2004

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

---------------------------------------------------------------------------------------------------------------
                                          To Roll /(1)/
---------------------------------------------------------------------------------------------------------------
                                                                           Expected
                                                     Est.   Est. Prin.   Maturity to               Expected
           Approx.                                   WAL      Window      Roll @ 25%   Delay        Ratings
Class     Size /(2)/    Interest - Principal Type   (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
-----   ------------   --------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1   $ 44,871,000   Variable - Pass-thru /(3)/    1.93     1 - 35       07/25/07      24        AAA / Aaa
1-A-2     44,871,000   Variable - Pass-thru /(3)/    1.93     1 - 35       07/25/07      24        AAA / Aaa
2-A-1    190,283,000   Variable - Pass-thru /(4)/    2.58     1 - 59       07/25/09      24        AAA / Aaa
2-A-2    150,000,000   Variable - Pass-thru /(4)/    2.58     1 - 59       07/25/09      24        AAA / Aaa
2-A-3    150,000,000   Variable - Pass-thru /(4)/    2.58     1 - 59       07/25/09      24        AAA / Aaa

Not Offered Hereunder
B-1     $  9,903,000                                                                                    N.A.
B-2        3,901,000                                                                                    N.A.
B-3        2,100,000                                                                                    N.A.
B-4        1,501,000                                                                                    N.A.
B-5        1,200,000                                                                                    N.A.
B-6        1,500,749                                                                                    N.A.
1-A-R            100                                                                                    N.A.
1-IO             TBD   Fixed -Interest Only                                                             N.A.
2-IO             TBD   Fixed -Interest Only                                                             N.A.
---------------------------------------------------------------------------------------------------------------

/(1)/ Assumes any outstanding principal balance on the Group 1-A and the Group
     2-A Certificates will be paid in full on the Distribution Date occurring in the month of July 2007 and July 2009, respectively.

/(2)/ Class sizes are subject to change.

/(3)/ For each Distribution Date occurring prior to August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [ ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively.
     For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(4)/ For each Distribution Date occurring prior to August 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after August 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Lehman Brothers                                       Mortgage Backed Securities

-------------------------------------------------------------------------------------------------------------------
                                                 To Maturity
-------------------------------------------------------------------------------------------------------------------
                                                     Est.    Est. Prin.      Expected                  Expected
           Approx.                                   WAL       Window          Final       Delay        Ratings
Class    Size /(1)/     Interest - Principal Type   (yrs)   (mos) /(4)/   Maturity /(4)/    Days   (Fitch/ Moody's)
-----   ------------   --------------------------   -----   -----------   --------------   -----   ----------------
Offered Certificates
1-A-1   $ 44,871,000   Variable - Pass-thru /(2)/    3.21     1 - 360       08/25/2034       24        AAA / Aaa
1-A-2     44,871,000   Variable - Pass-thru /(2)/    3.21     1 - 360       08/25/2034       24        AAA / Aaa
2-A-1    190,283,000   Variable - Pass-thru /(3)/    3.31     1 - 360       08/25/2034       24        AAA / Aaa
2-A-2    150,000,000   Variable - Pass-thru /(3)/    3.31     1 - 360       08/25/2034       24        AAA / Aaa
2-A-3    150,000,000   Variable - Pass-thru /(3)/    3.31     1 - 360       08/25/2034       24        AAA / Aaa
-------------------------------------------------------------------------------------------------------------------

/(1)/ Class sizes are subject to change.

/(2)/ For each Distribution Date occurring prior to August 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]% and [
     [ ]% for the Class 1-A-1 and Class 1-A-2 Certificates, respectively. For each Distribution Date occurring in the month of or after August 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

/(3)/ For each Distribution Date occurring prior to August 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%, [ ]% and [ ]% for the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, respectively. For each Distribution Date occurring in the month of or after August 2009, interest will accrue on the Group 2-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

/(4)/ Estimated Principal Window and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Transaction:                     Banc of America Mortgage Securities, Inc.
                                 Mortgage Pass-Through Certificates, Series
                                 2004-H

Lead Manager (Book Runner):      Banc of America Securities LLC

Co-Managers:                     Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:             Bank of America, N.A.

Trustee:                         Wells Fargo Bank, N.A.

Rating Agencies:                 Fitch Ratings (Class A Certificates and
                                 Subordinate Certificates) and Moody's Investors
                                 Service, Inc. (Class A Certificates).

Transaction Size:                $600,130,849

Securities Offered:              $44,871,000 Class 1-A-1 Certificates
                                 $44,871,000 Class 1-A-2 Certificates
                                 $190,283,000 Class 2-A-1 Certificates
                                 $150,000,000 Class 2-A-2 Certificates
                                 $150,000,000 Class 2-A-3 Certificates

Group 1 Collateral:              3/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:              5/1 Hybrid ARM Residential Mortgage Loans:
                                 fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 66.89% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately
                                 1.27% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Expected Pricing Date:           Week of August 16, 2004

Expected Closing Date:           August 26, 2004

Collection Period:               The calendar month preceding the current
                                 Distribution Date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Payment Date: September 27,
                                 2004)

Cut-Off Date:                    August 1, 2004

Class A Certificates:            Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2 and
                                 2-A-3 Certificates (the "Class A
                                 Certificates"). The Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1, 1-A-2 and 1-A-R

Group 2-A Certificates:          Class 2-A-1, 2-A-2 and 2-A-3

Day Count:                       30/360

Group 1 and Group 2              25% CPR
Prepayment Speed:

Clearing:                        DTC, Clearstream and Euroclear

Denominations:                   Original Certificate      Minimum       Incremental
                                         Form           Denominations   Denominations
                                 --------------------   -------------   -------------
Class A Offered Certificates          Book Entry            $1,000           $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

Tax Structure:                   REMIC

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:          Principal will be allocated to the certificates
                                 according to the Priority of Distributions: The
                                 Senior Principal Distribution Amount for Group
                                 1 will generally be allocated first to the Class 1-A-R and then concurrently to the Class
                                 1-A-1 and Class 1-A-2 Certificates until their class balances have been reduced to zero. The
                                 Senior Principal Distribution Amount for Group
                                 2 will generally be allocated concurrently to the Class 2-A-1, Class 2-A-2 and Class 2-A-3
                                 Certificates until their class balances have been reduced to zero. The Subordinate Principal
                                 Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class A Certificates of the other
                                 Group (Please see the Priority of Distributions section.)

Interest Accrual:                Interest will accrue on the Class 1-A-1, 1-A-2,
                                 2-A-1, 2-A-2 and 2-A-3 Certificates during each
                                 one-month period ending on the last day of the
                                 month preceding the month in which each
                                 Distribution Date occurs (each, an "Interest
                                 Accrual Period"). The initial Interest Accrual
                                 Period will be deemed to have commenced on
                                 August 1, 2004. Interest which accrues on such
                                 class of Certificates during an Interest
                                 Accrual Period will be calculated on the
                                 assumption that distributions which reduce the
                                 class balances thereof on the Distribution Date
                                 in that Interest Accrual Period are made on the
                                 first day of the Interest Accrual Period.
                                 Interest will be calculated on the basis of a
                                 360-day year consisting of twelve 30-day
                                 months.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:              The Administrative Fees with respect to the
                                 Trust are payable out of the interest payments received on each Mortgage Loan. The
                                 "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing
                                 Fee") and (b) fees paid to the Trustee. The
                                 Administrative Fees will accrue on the Stated
                                 Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The
                                 "Trustee Fee Rate" will be [0.0035%] per annum.
                                 The Servicing Fee Rate for Loan Group 1 will be
                                 0.375% per annum and the Servicing Fee Rate for Loan Group 2 will be 0.250% per annum.

Compensating Interest:           The aggregate servicing fee payable to the
                                 Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such
                                 Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:      As to any Mortgage Loan and Distribution Date,
                                 the excess of its mortgage interest rate over
                                 the Administrative Fee Rate.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution Amount:        The Pool Distribution Amount for each Loan
                                 Group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related
                                 Servicing Fee) and principal corresponding to the related Collection Period for such Loan
                                 Group, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted
                                 Mortgage Loans in such Loan Group, by
                                 foreclosure or otherwise, during the related
                                 Collection Period (in each case, net of
                                 unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage
                                 Loans in such Loan Group corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool
                                 Distribution Amount will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:               The Senior Percentage for a Loan Group on any
                                 Distribution Date will equal (i) the aggregate class balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:          The Subordinate Percentage for a Loan Group for
                                 any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment           The Subordinate Prepayment Percentage for a
Percentage:                      Loan Group for any Distribution Date will equal
                                 100% minus the Senior Prepayment Percentage for
                                 such Loan Group for such date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Senior Prepayment Percentage:    For the following Distribution Dates, will be
                                 as follows:

                                 Distribution Date                    Senior Prepayment Percentage
                                 -----------------                    ----------------------------
                                 September 2004 through August 2011   100%;
                                 September 2011 through August 2012   the applicable  Senior Percentage plus, 70% of the
                                                                      applicable Subordinate Percentage;
                                 September 2012 through August 2013   the applicable  Senior Percentage plus, 60% of the
                                                                      applicable Subordinate Percentage;
                                 September 2013 through August 2014   the applicable  Senior Percentage plus, 40% of the
                                                                      applicable Subordinate Percentage;
                                 September 2014 through August 2015   the applicable  Senior Percentage plus, 20% of the
                                                                      applicable Subordinate Percentage;
                                 September 2015 and thereafter        the applicable Senior Percentage;

                                 provided, however,

                                 (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of both Groups divided by (y) the aggregate Principal Balance of both Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for both Loan Groups for such Distribution Date will equal 100%,

                                 (ii) if for each Group of Certificates on any
                                      Distribution Date prior to the September
                                      2007 Distribution Date, prior to giving
                                      effect to any distributions, the
                                      percentage equal to the aggregate class
                                      balance of the Subordinate Certificates
                                      divided by the aggregate Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                                 (iii) if for each Group of Certificates on or
                                      after the September 2007 Distribution
                                      Date, prior to giving effect to any
                                      distributions, the Aggregate Subordinate
                                      Percentage is greater than or equal to
                                      twice such percentage calculated as of the
                                      Closing Date, then the Senior Prepayment
                                      Percentage for each Loan Group for that
                                      Distribution Date will equal the Senior
                                      Percentage for each Loan Group.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:                The Principal Amount for any Distribution Date
                                 and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                                 (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                                 Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                                 Group received with respect to such
                                 Distribution Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution
                                 Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                                 Date.

Senior Principal Distribution    The Senior Principal Distribution Amount for a
Amount:                          Loan Group for any Distribution Date will equal
                                 the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                                 (a) through (d) of the definition of "Principal
                                 Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Senior
                                 Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal            The Subordinate Principal Distribution Amount
Distribution Amount:             for a Loan Group for any Distribution Date will
                                 equal the sum of (i) the Subordinate Percentage
                                 for such Loan Group of the amounts described in
                                 clauses (a) through (d) of the definition of
                                 "Principal Amount" for such Loan Group and such
                                 Distribution Date and (ii) the Subordinate
                                 Prepayment Percentage for such Loan Group of
                                 the amounts described in clauses (e) and (f) of
                                 the definition of "Principal Amount" for such
                                 Loan Group and such Distribution Date.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for both Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                             ----------------------
                                     Class A
                             Credit Support (3.35%)
                             ----------------------
                                    Class B-1
                             Credit Support (1.70%)
                             ----------------------
                                    Class B-2
                             Credit Support (1.05%)
                             ----------------------
               Priority of          Class B-3          Order of
                 Payment     Credit Support (0.70%)      Loss
                             ----------------------   Allocation
                                    Class B-4
                             Credit Support (0.45%)
                             ----------------------
                                    Class B-5
                             Credit Support (0.25%)
                             ----------------------
                                    Class B-6
                             Credit Support (0.00%)
                             ----------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
     ----------------------------------------------------------------------
                             First, to the Trustee.
     ----------------------------------------------------------------------
                                        |
     ----------------------------------------------------------------------
     Second, to the Class 1-IO and Class 2-IO Certificates to pay Interest;
     ----------------------------------------------------------------------
                                        |
     ----------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
     ----------------------------------------------------------------------
                                        |
     ----------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
     ----------------------------------------------------------------------
                                        |
     ----------------------------------------------------------------------
      Fifth, sequentially, to each class of Subordinate Certificates to pay
      Interest and Principal in the order of numerical class designations, beginning with Class B-1 Certificates, until each class balance is zero; and
     ----------------------------------------------------------------------
                                        |
     ----------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
     ----------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

1-A-1
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                        3.588        3.572        3.563        3.552        3.540        3.513        3.478
   Average Life (Years)                   2.648        2.270        2.094        1.927        1.770        1.483        1.227
   Modified Duration                      2.476        2.130        1.968        1.815        1.670        1.405        1.168
   First Principal Payment Date        09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004
   Last Principal Payment Date         07/25/2007   07/25/2007   07/25/2007   07/25/2007   07/25/2007   07/25/2007   07/25/2007
   Principal Payment Window (Months)       35           35           35           35           35           35           35

1-A-2
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 101-00                        3.890        3.805        3.756        3.701        3.639        3.494        3.309
   Average Life (Years)                   2.648        2.270        2.094        1.927        1.770        1.483        1.227
   Modified Duration                      2.451        2.113        1.955        1.805        1.663        1.402        1.168
   First Principal Payment Date        09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004
   Last Principal Payment Date         07/25/2007   07/25/2007   07/25/2007   07/25/2007   07/25/2007   07/25/2007   07/25/2007
   Principal Payment Window (Months)       35           35           35           35           35           35           35

2-A-1
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-00                        4.205        4.184        4.172        4.158        4.143        4.105        4.058
   Average Life (Years)                   4.283        3.320        2.926        2.578        2.270        1.762        1.368
   Modified Duration                      3.814        2.987        2.647        2.344        2.076        1.629        1.279
   First Principal Payment Date        09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004
   Last Principal Payment Date         07/25/2009   07/25/2009   07/25/2009   07/25/2009   07/25/2009   07/25/2009   07/25/2009
   Principal Payment Window (Months)       59           59           59           59           59           59           59

2-A-2
-------------------------------------------------------------------------------------------------------------------------------
   CPR                                     5%           15%          20%          25%          30%          40%          50%
-------------------------------------------------------------------------------------------------------------------------------
   Yield at 100-16                        4.357        4.299        4.264        4.226        4.181        4.076        3.942
   Average Life (Years)                   4.283        3.320        2.926        2.578        2.270        1.762        1.368
   Modified Duration                      3.791        2.974        2.637        2.338        2.072        1.629        1.281
   First Principal Payment Date        09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004
   Last Principal Payment Date         07/25/2009   07/25/2009   07/25/2009   07/25/2009   07/25/2009   07/25/2009   07/25/2009
   Principal Payment Window (Months)       59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates and the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of July 2007 and July 2009, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Roll/(1)/

2-A-3
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 101-00                        4.523        4.427        4.370        4.306        4.234        4.060        3.840
Average Life (Years)                   4.283        3.320        2.926        2.578        2.270        1.762        1.368
Modified Duration                      3.766        2.960        2.627        2.331        2.068        1.629        1.283
First Principal Payment Date        09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004
Last Principal Payment Date         07/25/2009   07/25/2009   07/25/2009   07/25/2009   07/25/2009   07/25/2009   07/25/2009
Principal Payment Window (Months)       59           59           59           59           59           59           59

/(1)/ Assumes any outstanding principal balance on the Group 1-A Certificates and the Group 2-A Certificates will be paid in full on the Distribution Date occurring in the month of July 2007 and July 2009, respectively.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                            Bond Summary to Maturity

1-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        3.988        3.877        3.824        3.774        3.725        3.635        3.551
Average Life (Years)                  11.021        5.281        4.039        3.212        2.627        1.866        1.389
Modified Duration                      8.052        4.377        3.474        2.837        2.367        1.725        1.306
First Principal Payment Date        09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004
Last Principal Payment Date         08/25/2034   08/25/2034   08/25/2034   08/25/2034   08/25/2034   08/25/2034   06/25/2031
Principal Payment Window (Months)      360           360         360          360           360         360           322

1-A-2
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 101-00                        4.081        3.990        3.933        3.868        3.794        3.619        3.400
Average Life (Years)                  11.021        5.281        4.039        3.212        2.627        1.866        1.389
Modified Duration                      7.890        4.309        3.428        2.807        2.348        1.719        1.307
First Principal Payment Date        09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004
Last Principal Payment Date         08/25/2034   08/25/2034   08/25/2034   08/25/2034   08/25/2034   08/25/2034   06/25/2031
Principal Payment Window (Months)      360           360         360          360           360         360           322

2-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.254        4.222        4.204        4.184        4.164        4.117        4.064
Average Life (Years)                  11.553        5.485        4.176        3.307        2.695        1.902        1.409
Modified Duration                      8.189        4.432        3.511        2.862        2.385        1.734        1.311
First Principal Payment Date        09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004
Last Principal Payment Date         08/25/2034   08/25/2034   08/25/2034   08/25/2034   08/25/2034   08/25/2034   01/25/2033
Principal Payment Window (Months)      360           360         360          360           360         360           341

2-A-2
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-16                        4.325        4.299        4.274        4.240        4.197        4.090        3.951
Average Life (Years)                  11.553        5.485        4.176        3.307        2.695        1.902        1.409
Modified Duration                      8.090        4.396        3.490        2.850        2.378        1.734        1.313
First Principal Payment Date        09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004
Last Principal Payment Date         08/25/2034   08/25/2034   08/25/2034   08/25/2034   08/25/2034   08/25/2034   10/25/2032
Principal Payment Window (Months)      360           360         360          360           360         360           338

2-A-3
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           15%          20%          25%          30%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 101-00                        4.403        4.386        4.353        4.306        4.243        4.075        3.852
Average Life (Years)                  11.553        5.485        4.176        3.307        2.695        1.902        1.409
Modified Duration                      7.986        4.359        3.467        2.837        2.371        1.733        1.315
First Principal Payment Date        09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004   09/25/2004
Last Principal Payment Date         08/25/2034   08/25/2034   08/25/2034   08/25/2034   08/25/2034   08/25/2034   10/25/2032
Principal Payment Window (Months)      360           360         360          360           360         360           338

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                    Collateral Summary    Range (if applicable)
                                    ------------------   -----------------------
Total Outstanding Loan Balance         $92,853,661

Total Number of Loans                          178

Average Loan Principal Balance         $   521,650       $335,596 to $1,122,800

WA Gross Coupon                              4.938%             2.750% to 6.375%

WA FICO                                        731                   633 to 816

WA Original Term (mos.)                        360                   360 to 360

WA Remaining Term (mos.)                       359                   359 to 360

WA OLTV                                      73.40%             19.23% to 95.00%

WA Months to First Rate
   Adjustment Date                       35 months              35 to 36 months

Gross Margin                                 2.250%

WA Rate Ceiling                             10.938%            8.750% to 12.375%

Geographic Concentration of         CA       55.82%
   Mortgaged Properties (Top 5      IL        9.98%
   States) based on the Aggregate   FL        7.14%
   Stated Principal Balance         MD        3.04%
                                    MA        2.66%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
         Occupancy                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
Primary Residence                  157       $82,799,177.57         89.17%
Second Home                         13         6,638,777.27          7.15
Investor Property                    8         3,415,706.57          3.68
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
        Property Type             Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
Single Family Residence            109       $57,513,706.91         61.94%
PUD-Detached                        29        15,392,824.29         16.58
Condominium                         22        10,089,153.64         10.87
2-Family                            10         5,648,842.35          6.08
PUD-Attached                         5         2,270,538.71          2.45
3-Family                             2         1,251,232.74          1.35
4-Family                             1           687,362.77          0.74
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
           Purpose                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
Purchase                           113       $60,610,933.26         65.28%
Refinance-Rate/Term                 32        16,217,567.19         17.47
Refinance-Cashout                   33        16,025,160.96         17.26
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
       Geographic Area            Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
California                          98       $51,827,358.97         55.82%
Illinois                            18         9,266,506.92          9.98
Florida                             13         6,630,647.44          7.14
Maryland                             5         2,824,229.39          3.04
Massachusetts                        5         2,468,718.10          2.66
Colorado                             3         1,957,840.24          2.11
North Carolina                       5         1,937,319.57          2.09
New Jersey                           3         1,824,490.68          1.96
Virginia                             4         1,608,625.76          1.73
Georgia                              3         1,412,539.69          1.52
Washington                           3         1,350,000.00          1.45
Missouri                             2         1,289,000.00          1.39
Minnesota                            3         1,258,215.12          1.36
Connecticut                          1         1,122,800.00          1.21
Texas                                2           977,763.04          1.05
Nevada                               2           969,321.12          1.04
South Carolina                       2           879,524.18          0.95
Wisconsin                            1           699,078.20          0.75
Ohio                                 1           651,198.31          0.70
New York                             1           555,362.24          0.60
Utah                                 1           519,749.74          0.56
Michigan                             1           434,000.00          0.47
Pennsylvania                         1           389,372.70          0.42
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.61% of the Group 1
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

----------------------------------------------------------------------------------------
                                                                           % of
                                              Aggregate               Cut-Off Date
                                Number Of   Stated Principal        Pool Principal
                                 Mortgage     Balance as of    Balance of the California
California State Distribution     Loans       Cut-Off Date            Mortgage Loans
----------------------------------------------------------------------------------------
Northern California                 51       $26,238,078.50              50.63%
Southern California                 47        25,589,280.47              49.37
----------------------------------------------------------------------------------------
Total:                              98       $51,827,358.97             100.00%
========================================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)        Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
300,000.01 - 350,000.00              8       $ 2,740,976.56          2.95%
350,000.01 - 400,000.00             40        15,064,640.49         16.22
400,000.01 - 450,000.00             21         8,948,174.40          9.64
450,000.01 - 500,000.00             30        14,402,894.13         15.51
500,000.01 - 550,000.00             19        10,016,539.55         10.79
550,000.01 - 600,000.00             18        10,376,901.65         11.18
600,000.01 - 650,000.00             13         8,140,173.94          8.77
650,000.01 - 700,000.00             12         8,169,818.49          8.80
700,000.01 - 750,000.00              5         3,653,144.50          3.93
750,000.01 - 800,000.00              1           757,000.00          0.82
800,000.01 - 850,000.00              1           806,000.00          0.87
850,000.01 - 900,000.00              1           858,892.98          0.92
900,000.01 - 950,000.00              2         1,841,250.00          1.98
950,000.01 - 1,000,000.00            6         5,954,454.72          6.41
1,000,000.01 - 1,500,000.00          1         1,122,800.00          1.21
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $521,650.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value       Mortgage     Balance as of    Pool Principal
          Ratios (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
15.01 - 20.00                        1       $   499,370.93          0.54%
20.01 - 25.00                        1           395,000.00          0.43
35.01 - 40.00                        3         1,792,234.91          1.93
45.01 - 50.00                        3         1,955,907.92          2.11
50.01 - 55.00                        6         3,668,836.07          3.95
55.01 - 60.00                        3         1,800,233.17          1.94
60.01 - 65.00                        9         5,389,406.88          5.80
65.01 - 70.00                       18         9,997,204.02         10.77
70.01 - 75.00                       24        11,952,382.84         12.87
75.01 - 80.00                      107        54,270,246.47         58.45
90.01 - 95.00                        3         1,132,838.20          1.22
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 73.40%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
 Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
2.501 - 2.750                        1       $   551,011.50          0.59%
3.251 - 3.500                        1           389,372.70          0.42
3.501 - 3.750                        1           998,493.84          1.08
3.751 - 4.000                        2           959,803.01          1.03
4.001 - 4.250                        2         1,006,594.26          1.08
4.251 - 4.500                       19        11,008,059.61         11.86
4.501 - 4.750                       20        10,606,370.82         11.42
4.751 - 5.000                       65        33,292,688.25         35.86
5.001 - 5.250                       45        22,491,122.09         24.22
5.251 - 5.500                       18         9,204,807.84          9.91
5.501 - 5.750                        3         1,657,974.72          1.79
6.251 - 6.500                        1           687,362.77          0.74
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 1 Mortgage Loans is expected to be approximately 4.938% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                   Gross Margins of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
       Gross Margin (%)           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
2.250                              178       $92,853,661.41        100.00%
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

                Rate Ceilings of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
      Rate Ceilings (%)           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
8.001 - 9.000                        1       $   551,011.50          0.59%
9.001 - 10.000                       4         2,347,669.55          2.53
10.001 - 11.000                    106        55,913,712.94         60.22
11.001 - 12.000                     66        33,353,904.65         35.92
12.001 - 13.000                      1           687,362.77          0.74
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1
     Mortgage Loans is expected to be approximately 10.938% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
    First Rate Adjustment        Mortgage     Balance as of    Pool Principal
             Date                 Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
July 1, 2007                       104       $52,030,498.37         56.03%
August 1, 2007                      74        40,823,163.04         43.97
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
   Remaining Term (Months)        Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
341 - 360                          178       $92,853,661.41        100.00%
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 359 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
        Credit Scores             Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
801 - 850                            9       $ 4,046,212.18          4.36%
751 - 800                           56        30,633,468.03         32.99
701 - 750                           64        33,451,756.40         36.03
651 - 700                           42        21,187,815.73         22.82
601 - 650                            6         2,834,409.07          3.05
Not Scored                           1           700,000.00          0.75
-----------------------------------------------------------------------------
Total:                             178       $92,853,661.41        100.00%
=============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 66.89% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 1.27% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.

--------------------------------------------------------------------------------

                                     Collateral Summary    Range (if applicable)
                                     ------------------   ----------------------
Total Outstanding Loan Balance          $507,277,188

Total Number of Loans                            973

Average Loan Principal Balance          $    521,354      $24,000 to $1,500,000

WA Gross Coupon                                5.379%           3.750% to 6.875%

WA FICO                                          737                 621 to 815

WA Original Term (mos.)                          359                 180 to 360

WA Remaining Term (mos.)                         358                 179 to 360

WA OLTV                                        72.73%           19.62% to 95.00%

WA Months to First Rate
Adjustment Date                            59 months            56 to 60 months

Gross Margin                                   2.250%

WA Rate Ceiling                               10.379%          8.750% to 11.875%
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

--------------------------------------------------------------------------------
Geographic Concentration of          CA        58.51%
Mortgaged Properties (Top 5          FL         8.56%
States) based on the Aggregate       VA         5.66%
Stated Principal Balance             IL         3.45%
                                     MD         2.27%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
            Occupancy             Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
Primary Residence                  859       $447,542,214.20        88.22%
Second Home                         98         52,429,313.77        10.34
Investor Property                   16          7,305,660.06         1.44
-----------------------------------------------------------------------------
Total:                             973       $507,277,188.03       100.00%
=============================================================================

/(1)/ Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
          Property Type           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
Single Family Residence            602       $326,508,709.95        64.36%
PUD-Detached                       202        105,400,351.61        20.78
Condominium                        118         51,071,605.95        10.07
PUD-Attached                        32         13,480,760.29         2.66
2-Family                             8          4,341,931.20         0.86
Townhouse                            6          2,773,999.98         0.55
4-Family                             2          1,890,400.00         0.37
3-Family                             3          1,809,429.05         0.36
-----------------------------------------------------------------------------
Total:                             973       $507,277,188.03       100.00%
=============================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
           Purpose                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
Purchase                           701       $370,767,343.47        73.09%
Refinance-Rate/Term                136         70,140,849.67        13.83
Refinance-Cashout                  136         66,368,994.89        13.08
-----------------------------------------------------------------------------
Total:                             973       $507,277,188.03       100.00%
=============================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

       Geographical Distribution of the Mortgage Properties of the Group 2
                              Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
       Geographic Area            Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
California                         560       $296,795,527.18        58.51%
Florida                             89         43,431,865.40         8.56
Virginia                            60         28,721,240.10         5.66
Illinois                            31         17,492,886.91         3.45
Maryland                            25         11,535,654.65         2.27
Georgia                             20         11,262,131.86         2.22
Washington                          17          9,624,527.96         1.90
Nevada                              19          9,480,000.02         1.87
District of Columbia                17          8,966,829.57         1.77
North Carolina                      19          8,950,082.91         1.76
South Carolina                      15          7,839,978.52         1.55
Arizona                             14          7,099,462.17         1.40
Colorado                            12          6,067,499.00         1.20
Texas                               12          5,977,962.04         1.18
New Jersey                           7          4,177,888.67         0.82
New York                             6          4,088,682.21         0.81
Wisconsin                            4          3,273,296.39         0.65
Connecticut                          6          2,777,065.50         0.55
Oregon                               4          2,335,408.93         0.46
New Mexico                           4          2,178,600.00         0.43
Hawaii                               4          1,942,000.00         0.38
Vermont                              3          1,878,997.27         0.37
Minnesota                            3          1,447,993.03         0.29
Rhode Island                         2          1,399,562.17         0.28
Massachusetts                        3          1,153,969.56         0.23
Ohio                                 2          1,080,000.00         0.21
Tennessee                            2          1,027,063.74         0.20
Michigan                             3          1,026,583.00         0.20
Pennsylvania                         2            989,407.00         0.20
Utah                                 2            894,600.00         0.18
Idaho                                2            834,597.27         0.16
Kentucky                             1            460,000.00         0.09
West Virginia                        1            371,925.00         0.07
Arkansas                             1            354,400.00         0.07
Missouri                             1            339,500.00         0.07
-----------------------------------------------------------------------------
Total:                             973       $507,277,188.03       100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, no more than approximately 1.09% of the Group 2
     Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

    California State Distribution of the Mortgaged Properties of the Group 2
                                 Mortgage Loans

----------------------------------------------------------------------------------------
                                                                          % of
                                                Aggregate             Cut-Off Date
                                Number Of   Stated Principal         Pool Principal
                                 Mortgage     Balance as of    Balance of the California
California State Distribution     Loans       Cut-Off Date           Mortgage Loans
----------------------------------------------------------------------------------------
Northern California                301       $159,812,199.97             53.85%
Southern California                259        136,983,327.21             46.15
----------------------------------------------------------------------------------------
Total:                             560       $296,795,527.18            100.00%
========================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
    Current Mortgage Loan        Mortgage     Balance as of    Pool Principal
    Principal Balances ($)        Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
0.01 - 50,000.00                     1       $     24,000.00         0.00%
100,000.01 - 150,000.00              2            267,200.00         0.05
150,000.01 - 200,000.00              7          1,258,758.00         0.25
200,000.01 - 250,000.00              3            661,184.10         0.13
250,000.01 - 300,000.00              1            256,000.00         0.05
300,000.01 - 350,000.00             54         18,488,222.27         3.64
350,000.01 - 400,000.00            225         84,996,014.88        16.76
400,000.01 - 450,000.00            166         71,072,153.56        14.01
450,000.01 - 500,000.00            150         71,666,519.27        14.13
500,000.01 - 550,000.00             85         44,665,928.99         8.81
550,000.01 - 600,000.00             70         40,705,386.65         8.02
600,000.01 - 650,000.00             50         31,551,689.15         6.22
650,000.01 - 700,000.00             30         20,410,974.93         4.02
700,000.01 - 750,000.00             29         21,262,636.84         4.19
750,000.01 - 800,000.00             14         10,970,244.10         2.16
800,000.01 - 850,000.00             11          9,076,850.00         1.79
850,000.01 - 900,000.00             10          8,932,835.46         1.76
900,000.01 - 950,000.00             11         10,171,586.25         2.01
950,000.01 - 1,000,000.00           27         26,705,428.52         5.26
1,000,000.01 - 1,500,000.00         27         34,133,575.06         6.73
-----------------------------------------------------------------------------
Total:                             973       $507,277,188.03       100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $521,354.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
    Original Loan-To-Value       Mortgage     Balance as of    Pool Principal
          Ratios (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
15.01 - 20.00                        1       $    613,896.88         0.12%
20.01 - 25.00                        6          3,985,619.83         0.79
25.01 - 30.00                        4          1,849,616.18         0.36
30.01 - 35.00                        4          1,980,382.45         0.39
35.01 - 40.00                       10          5,240,491.12         1.03
40.01 - 45.00                        4          2,057,539.81         0.41
45.01 - 50.00                       19         11,977,587.35         2.36
50.01 - 55.00                       31         17,445,303.86         3.44
55.01 - 60.00                       45         25,145,794.24         4.96
60.01 - 65.00                       52         30,917,085.25         6.09
65.01 - 70.00                      100         56,666,935.64        11.17
70.01 - 75.00                      119         69,009,535.18        13.60
75.01 - 80.00                      537        263,533,784.61        51.95
80.01 - 85.00                        2            937,377.75         0.18
85.01 - 90.00                       26         10,936,377.33         2.16
90.01 - 95.00                       13          4,979,860.55         0.98
-----------------------------------------------------------------------------
Total:                             973       $507,277,188.03       100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 72.73%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
 Mortgage Interest Rates (%)      Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
3.501 - 3.750                        1       $    130,500.00         0.03%
3.751 - 4.000                        6          3,426,034.71         0.68
4.001 - 4.250                       20         12,188,789.44         2.40
4.251 - 4.500                       18         11,106,054.76         2.19
4.501 - 4.750                       31         14,275,198.02         2.81
4.751 - 5.000                       79         43,934,378.12         8.66
5.001 - 5.250                      165         84,587,799.82        16.67
5.251 - 5.500                      316        165,209,713.85        32.57
5.501 - 5.750                      261        133,051,185.66        26.23
5.751 - 6.000                       68         34,232,733.65         6.75
6.001 - 6.250                        5          3,132,800.00         0.62
6.251 - 6.500                        2            802,000.00         0.16
6.751 - 7.000                        1          1,200,000.00         0.24
-----------------------------------------------------------------------------
Total:                             973       $507,277,188.03       100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Current Mortgage Interest
     Rate of the Group 2 Mortgage Loans is expected to be approximately 5.379% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
      Gross Margin (%)            Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
2.250                              973       $507,277,188.03       100.00%
-----------------------------------------------------------------------------
Total:                             973       $507,277,188.03       100.00%
=============================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

                Rate Ceilings of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
      Rate Ceilings (%)           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
8.001 - 9.000                        7       $  3,556,534.71         0.70%
9.001 - 10.000                     148         81,504,420.34        16.07
10.001 - 11.000                    810        417,081,432.98        82.22
11.001 - 12.000                      8          5,134,800.00         1.01
-----------------------------------------------------------------------------
Total:                             973       $507,277,188.03       100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2
     Mortgage Loans is expected to be approximately 10.379% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans /(1)/

----------------------------------------------------------------------------------
                                                  Aggregate              % of
                                Number of   Statistical Principal    Cut-Off Date
                                 Mortgage       Balance as of       Pool Principal
First Rate Adjustment Date        Loans          Cut-Off Date           Balance
----------------------------------------------------------------------------------
April 1, 2009                        3         $  1,752,854.87            0.35%
May 1, 2009                         15            7,789,873.72            1.54
June 1, 2009                        15            9,524,103.04            1.88
July 1, 2009                       539          278,288,268.40           54.86
August 1, 2009                     401          209,922,088.00           41.38
----------------------------------------------------------------------------------
Total:                             973         $507,277,188.03          100.00%
==================================================================================

/(1)/ As of the Cut-Off Date, the weighted average months to first Rate
     Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------

Lehman Brothers                                       Mortgage Backed Securities

               Remaining Terms of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
   Remaining Term (Months)        Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
161 - 180                            4       $  2,499,696.88         0.49%
341 - 360                          969        504,777,491.15        99.51
-----------------------------------------------------------------------------
Total:                             973       $507,277,188.03       100.00%
=============================================================================

/(1)/ As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 358 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans /(1)/

-----------------------------------------------------------------------------
                                                Aggregate           % of
                                Number Of   Stated Principal    Cut-Off Date
                                 Mortgage     Balance as of    Pool Principal
        Credit Scores             Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------
801 - 850                           31       $ 16,129,629.87         3.18%
751 - 800                          410        218,387,174.23        43.05
701 - 750                          305        158,228,916.63        31.19
651 - 700                          173         88,033,952.40        17.35
601 - 650                           49         23,849,011.59         4.70
Not Scored                           5          2,648,503.31         0.52
-----------------------------------------------------------------------------
Total:                             973       $507,277,188.03       100.00%
=============================================================================

/(1)/ The scores shown are Bureau Credit Scores from Experian (FICO), Equifax
     (Beacon) and TransUnion (Empirica).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).
--------------------------------------------------------------------------------